UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12a

Keating Capital, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111

April 20, 2011

Dear Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of Keating Capital, Inc. (the “Company”) to be held on May 20, 2011 at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect five directors of the Company and to ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, or submit your vote by calling us toll free at the telephone number indicated on the enclosed proxy card, or submit your vote through the Internet website at www.eproxy.com/ktgc, as indicated on the proxy card. Your vote is important.

Sincerely yours,

/s/ Timothy J. Keating
Timothy J. Keating
President, Chief Executive Officer
and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 20, 2011.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2010 are available on our proxy tabulator’s website at www.eproxy.com/ktgc.  The following information applicable to the annual meeting may be found in the proxy statement and accompanying proxy card:

•	the date, time and location of the meeting;

•	a list of the matters intended to be acted on at the meeting and the recommendations of the Board of Directors regarding those matters; and

•	information about attending the meeting and voting in person.

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
(720) 889-0139

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2011

To the Stockholders of Keating Capital, Inc.:

The 2011 Annual Meeting of Stockholders of Keating Capital, Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111 on May 20, 2011, at 9:00 a.m., Mountain Time, for the following purposes:

1.
To vote on the election of the five director nominees named in the attached Proxy Statement and in the proxy card to serve on the Board of Directors for a term of one year or until their respective successors are duly elected and qualified; and

2.	To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 15, 2011. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, or submit your vote by calling us toll free at the telephone number indicated on the enclosed proxy card, or submit your vote through the Internet website at www.eproxy.com/ktgc, as indicated on the proxy card. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

/s/ Frederic M. Schweiger
Frederic M. Schweiger
Corporate Secretary

Greenwood Village, Colorado
April 20, 2011

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or submit your vote by calling us toll free at the telephone number indicated on the enclosed proxy card, or submit your vote through the Internet website at www.eproxy.com/ktgc, as indicated on the proxy card. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did you send me this proxy statement?

A:
The Company sent you this proxy statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the 2011 Annual Meeting of Stockholders. The Annual Meeting will be held at at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111, on May 20, 2011, at 9:00 a.m., Mountain Time.

This proxy statement summarizes the information regarding the matters to be voted upon at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign, and return the enclosed proxy card, or submit your vote by calling us toll free at the telephone number indicated on the enclosed proxy card, or vote your shares through the Internet website at www.eproxy.com/ktgc, as indicated on the proxy card.

As of April 15, 2011, the date for determining stockholders entitled to vote at the Annual Meeting (the “Record Date”), there were 4,932,911 shares of the Company’s common stock outstanding. If you owned shares of our common stock at the close of business on the Record Date, you are entitled to one vote for each share of common stock you owned as of that date. The Company began mailing this proxy statement on or about April 20, 2011 to all stockholders entitled to vote their shares at the Annual Meeting.

Q:	What is the quorum requirement for the Annual Meeting?

A:
A quorum of stockholders must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. Abstentions and broker non-votes will be treated as shares present for quorum purposes. On the Record Date, there were 4,932,911 shares outstanding and entitled to vote. Thus, 2,466,456 must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Q:	How do I vote by proxy and how many votes do I have?

A:
If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Annual Meeting, the persons named as proxies on the proxy card will vote the shares in the manner that you specified. If you sign the proxy card, but do not make specific choices, the shares represented by such proxy will be voted as recommended by the Board. You may also vote your shares by calling us toll free at 1-866-977-7699 or through the Internet website at www.eproxy.com/ktgc, as indicated on the proxy card.

If any other matter is presented, the shares represented by such proxy will be voted in accordance with the best judgment of the person or persons exercising authority conferred by the proxy at the Annual Meeting.

You have one vote for each share of common stock that you own on the Record Date. The proxy card indicates the number of shares that you owned on the Record Date.

Q:	What does it mean if I receive more than one proxy card?

A:
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Q:	May I revoke my proxy?

A:	Yes. You may change your mind after you send in your proxy card or vote by telephone or through the Internet website at www.eproxy.com/ktgc, by following these procedures. To revoke your proxy:

•
deliver a written revocation notice prior to 9:00 a.m., Mountain Time, on May 20, 2011 to our proxy tabulator, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021, Attention: Proxy Services / Keating Capital;

•	indicate your revocation prior to 9:00 a.m., Mountain Time, on May 19, 2011 by calling us toll free at 1-866-977-7699 or through the Internet website at www.eproxy.com/ktgc;

•
deliver a later-dated proxy to Boston Financial Data Services, 30 Dan Road, Canton, MA 02021, Attention: Proxy Services / Keating Capital that is received prior to 9:00 a.m., Mountain Time, on May 20, 2011;

•	submit a later-dated proxy by calling us toll free at 1-866-977-7699 or through the Internet website at www.eproxy.com/ktgc prior to 9:00 a.m., Mountain Time, on May 19, 2011; or

•	vote in person at the Annual Meeting.

If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

Q:	How do I vote in person?

A:
If you plan to attend the Annual Meeting and vote in person, we will give you a proxy card when you arrive. If your shares are held in the name of your broker, bank, or other nominee, you must bring an account statement or letter from that broker, bank, or nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on April 15, 2011, the Record Date for voting. Alternatively, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Stockholders of Record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with DST Systems, Inc., our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I did not specify how my shares are to be voted?” for additional information.

Q:	What will happen if I do not vote my shares?

A:
Stockholders of Record. If you are the stockholder of record of your shares and you do not vote by proxy card, via telephone or the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under the rules of the New York Stock Exchange (“NYSE”), your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposal 1. However, your broker or nominee does have discretion to vote your shares on routine matters such as Proposal 2.

Q:	What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions and Broker Non-Votes

Proposal 1 – Election of Timothy J. Keating, Ranjit P. Mankekar, Andrew S. Miller, William F. Owens and J. Taylor Simonton as Directors of Keating Capital, Inc., each to serve until the 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

The election of a director requires a plurality of all the votes cast at the Annual Meeting either in person or by proxy (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon).
		No	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Proposal 2 – Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.	Yes	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Q:	What if I do not specify how my shares are to be voted?

A:	Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•	Proposal 1 - FOR the election of five directors nominated by our Board and named in this proxy statement;

•	Proposal 2 - FOR the ratification of the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

•	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the NYSE’s rules, brokers and other nominees have the discretion to vote on routine matters such as Proposal 2 but do not have discretion to vote on non-routine matters such as Proposal 1. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 2 and any other routine matters properly presented for a vote at the Annual Meeting.

Important Change: NYSE rules no longer permit brokers to vote in the election of directors if the holder of record has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. Your broker will not be able to vote your shares for the election of directors without your specific instructions, whether or not the proposed alternative nominees are withdrawn.

Q:	What are abstentions and broker non-votes?

A:
An abstention represents action by a stockholder to refrain from voting “for” or “against” a proposal. “Broker non-votes” represent votes that could have been cast on a particular matter by a broker, as a stockholder of record, but that were not cast because the broker (a) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (b) had discretionary voting authority but nevertheless refrained from voting on the matter.

Q :	Who is paying for the costs of soliciting these proxies?

A:
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card and the annual report on Form 10-K for the fiscal year ended December 31, 2010. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by: (i) the directors, officers or employees of the Company or by the officers or employees of our investment adviser, Keating Investments, LLC (“Keating Investments”) (without special compensation therefor), or (ii) by Boston Financial Data Services, our proxy tabulator, who has also been engaged to solicit proxies on our behalf at an estimated fee of $6,700.

Q:	How do I find out the results of the voting at the Annual Meeting?

A:
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Annual Meeting.

Q:	Who should I call if I have any questions?

A:	If you have any questions about the Annual Meeting, voting or your ownership of the Company’s common stock, please call us at (720) 889-0139.

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
________________

PROXY STATEMENT
2011 Annual Meeting of Stockholders
________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Keating Capital, Inc. (the “Company,” “Keating Capital,” “we,” “us” or “our”) for use at the Company’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 20, 2011, at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010 are first being sent to stockholders on or about April 20, 2011.

This Proxy Statement and the Company’s annual report on Form 10-K for the year ended December 31, 2010 are also available on our proxy tabulator’s website at www.eproxy.com/ktgc.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the election of the nominees as directors and “FOR” the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.
To vote on the election of the five director nominees named in this Proxy Statement and in the proxy card to serve on the Board of Directors for a term of one year or until their respective successors are duly elected and qualified;

2.	To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Record Date and Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on April 15, 2011 (the “Record Date”). On the Record Date, there were 4,932,911 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers, banks or other nominees have not received voting instructions from the beneficial owner of the shares and who do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented at the Annual Meeting, in person or by proxy, may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. If you do not vote in person at the Annual Meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares on certain routine matters. Specifically, New York Stock Exchange (“NYSE”) member brokers may vote in their discretion in the ratification of the appointment of our independent registered public accounting firm if they do not receive instructions from beneficial owners, subject to any voting policies adopted by the broker. Important information regarding broker non-votes and director elections is set forth below.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. You may return the enclosed proxy card by mail in the enclosed, self-addressed envelope, or you may vote your shares by calling us toll free at 1-866-977-7699 or through the Internet website at www.eproxy.com/ktgc, as indicated on the proxy card.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by:

(a) delivering a written revocation notice prior to 9:00 a.m., Mountain Time, on May 20, 2011 to our proxy tabulator, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021, Attention: Proxy Services / Keating Capital;

(b) indicating your revocation prior to 9:00 a.m., Mountain Time, on May 19, 2011 by calling us toll free at 1-866-977-7699 or through the Internet website at www.eproxy.com/ktgc;

(c) delivering a later-dated proxy to Boston Financial Data Services, 30 Dan Road, Canton, MA 02021, Attention: Proxy Services / Keating Capital that is received prior to 9:00 a.m., Mountain Time, on May 20, 2011;

(d) submitting a later-dated proxy by calling us toll free at 1-866-977-7699 or through the Internet website at www.eproxy.com/ktgc prior to 9:00 a.m., Mountain Time, on May 19, 2011; or

(e) voting in person at the Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting.

Vote Required

Election of Directors. The election of a director requires a plurality of all the votes cast either in person or by proxy at the Annual Meeting (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon).  Each share entitled to vote may be voted for as many persons as there are directors to be elected.  However, stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a director nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of all votes cast, abstentions and broker non-votes will have no effect on the election of directors.

Important Change: NYSE rules no longer permit brokers to vote in the election of directors if the holder of record has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. Your broker will not be able to vote your shares for the election of directors without your specific instructions, whether or not the proposed alternative nominees are withdrawn.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of votes cast, either in person or by proxy, at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation. If there are not enough votes to elect the director nominees or to ratify the appointment of Grant Thornton LLP, the stockholders who are represented at the Annual Meeting, in person or by proxy, may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on the election of directors or the ratification of the appointment of Grant Thornton LLP prior to any such adjournment if there are sufficient votes for approval of such election of directors or ratification of the appointment of Grant Thornton LLP.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card and the annual report on Form 10-K for the fiscal year ended December 31, 2010. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by: (i) the directors, officers or employees of the Company or by the officers or employees of our investment adviser, Keating Investments (without special compensation therefor), or (ii) by Boston Financial Data Services, our proxy tabulator, who has also been engaged to solicit proxies on our behalf at an estimated fee of $6,700.  Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised.

Any such notice of revocation should be delivered to our proxy tabulator, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021, Attention: Proxy Services / Keating Capital prior to 9:00 a.m., Mountain Time, on May 20, 2011, or submitted by calling us toll free at 1-866-977-7699 or through the Internet website at www.eproxy.com/ktgc, prior to 9:00 a.m., Mountain Time, on May 19, 2011.

The principal business address of our investment adviser, Keating Investments, is 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, no person is deemed to “control” the Company, as such term is defined in the Investment Company Act 1940, as amended (the “1940 Act”).  The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

As of the Record Date, we did not have any outstanding shares of preferred stock, any outstanding securities which are convertible into our common stock or any outstanding options or warrants to acquire our common stock.  Unless otherwise indicated, the Company believes that each beneficial owner set forth in the following table has sole voting and investment power and has the same address as the Company. Our address is 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Timothy J. Keating (3)	90,100	1.8%
Ranjit P. Mankekar	0	*

Independent Directors
Andrew S. Miller	25,000	*
William F. Owens	0	*
J. Taylor Simonton	0	*

Executive Officers
Kyle L. Rogers	5,000	*
Frederic M. Schweiger	200	*

Executive officers and directors as a group	120,300	2.4%

*	Represents less than one percent.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)

(2)	Based on a total of 4,932,911 shares of the Company’s common stock issued and outstanding as of the Record Date.

(3)	Includes 100 shares held by Keating Investments, which may be deemed to be beneficially owned by Mr. Keating by virtue of his ownership interests therein.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.  We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors
Timothy J. Keating	Over $100,000
Ranjit P. Mankekar	None

Independent Directors
Andrew S. Miller	Over $100,000
William F. Owens	None
J. Taylor Simonton	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

(3)
The dollar range of equity securities beneficially owned by our directors is based on the offering price per share of $10.00 for shares being sold by us in connection with our continuous public offering which commenced on June 11, 2009 and continues through June 30, 2011.

PROPOSAL I
ELECTION OF DIRECTORS

Pursuant to the Company’s Bylaws, the number of directors may be established, increased or decreased from time to time by the Board of Directors, but will never be less than one, nor more than nine. The number of directors is currently set at five.

Our Articles of Incorporation (“Charter”) was amended at our 2010 Annual Meeting of Stockholders to require that all directors stand for election annually beginning with this Annual Meeting.  Accordingly, each of our directors hold office for the term of one year or until his successor is duly elected and qualified. However, each director has agreed to promptly resign from the Company’s Board of Directors if he: (a) is convicted of a felony or misdemeanor involving the purchase or sale of securities; (b) by reason of any misconduct, is permanently or temporarily enjoined from participating in any activity involving the purchase of sale of securities; or (c)  is otherwise convicted of a felony or becomes subject to a final judgment of a court of competent jurisdiction holding that he caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

Each of our current directors, Timothy J. Keating, Ranjit P. Mankekar, Andrew S. Miller, William F. Owens and J. Taylor Simonton, has been nominated for election for an additional one year term expiring in 2012. None of our current directors is being proposed for election pursuant to any agreement or understanding between them and the Company.

A stockholder can vote for or withhold his or her vote from one or more of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the director nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the persons named in this Proxy Statement will be unable or unwilling to serve.

The election of a director requires a plurality of all the votes cast either in person or by proxy at the Annual Meeting (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon).  Each share entitled to vote may be voted for as many persons as there are directors to be elected.  However, stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a director nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of all votes cast, abstentions and broker non-votes will have no effect of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION
OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

The Board of Directors has identified certain desired attributes for director nominees. Each of the nominees has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of the nominees has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Each of the nominees has been selected such that the Board of Directors represents a diversity of backgrounds and experience. Set forth below is biographical information of each of the nominees, including a discussion of such person’s particular experience, qualifications, attributes or skills that lead us to conclude that such individual should serve as a director of the Company, in light of the Company's business and structure.

Certain information, as of the Record Date, with respect to the nominees for election at the Annual Meeting, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

The business address of each of the nominees listed below is 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Nominees for Director

Interested Director Nominees

Mr. Keating is an “interested person” of the Company, as such term is defined in the 1940 Act, due to his position as President and Chief Executive Officer of the Company and as President, Managing Member and majority owner of the Company’s investment adviser, Keating Investments.  Mr. Mankekar is an “interested person” due to his position as Chief Financial Officer of the Company and Chief Financial Officer of its investment adviser, Keating Investments.

Name and Year First Elected Director	Age	Background Information
Timothy J. Keating (2008)	47
Mr. Keating has served as President, Chief Executive Officer and Chairman of the Board of Directors of Keating Capital since its inception in 2008.  Mr. Keating also is the founder, and has served as President, Managing Member and majority owner of our investment adviser, Keating Investments, an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), since it was founded in 1997.  Mr. Keating has served as the President of Keating Securities, LLC (now known as Andrews Securities, LLC) from August 1999 to August 2008.  Keating Securities, LLC was formerly a wholly owned subsidiary of Keating Investments and was a Financial Industry Regulatory Authority, Inc. (“FINRA”) registered broker-dealer.  Prior to founding Keating Investments, Mr. Keating was a proprietary arbitrage trader and also head of the European Equity Trading Department at Bear Stearns International Limited (London) from 1994 to 1997.  From 1990 to 1994, Mr. Keating founded and ran the European Equity Derivative Products Department for Nomura International Plc in London.  Mr. Keating began his career at Kidder, Peabody & Co., Inc. where he was active in the Financial Futures Department in both New York and London.  Mr. Keating is a 1985 cum laude graduate of Harvard College with an A.B. in economics. Mr. Keating is a registered investment adviser representative of Keating Investments.  Mr. Keating’s intimate knowledge of the business and operations of Keating Investments, extensive experience in the financial industry as well as the management of alternative investment products in particular, not only gives the Board of Directors valuable insight but also position Mr. Keating well to continue to serve as the Chairman of our Board of Directors.

Ranjit P. Mankekar (2008)	34
Mr. Mankekar has served as Chief Financial Officer and Treasurer of Keating Capital since its inception in 2008.  In addition, Mr. Mankekar has been the Chief Financial Officer of Keating Investments since July 2006.  Mr. Mankekar has served as the Controller of Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from January 2007 to August 2008.  Prior to joining Keating Investments, Mr. Mankekar worked with PricewaterhouseCoopers LLP from September 1999 to June 2006, where he attained the position of Audit and Assurance Services Manager.  Mr. Mankekar was a recipient of the Gold Medal for earning the highest score in the State of Colorado on the May 1999 Certified Public Accounting examination.  Mr. Mankekar is a 1999 summa cum laude graduate of the University of Colorado with an M.S. in Accounting and a B.S. in Business Administration.  Mr. Mankekar’s qualifications to serve on our Board of Directors include his extensive finance and accounting experience, his management and operational experience as the Chief Financial Officer of Keating Capital and our investment adviser, Keating Investments, and because of his intimate knowledge of our day-to-day operations.

Independent Director Nominees

Messrs. Miller, Owens and Simonton are  not “interested persons” of the Company, as such term is defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Andrew S. Miller (2008)	54
Mr. Miller is the founder and currently the Manager of Rapid Funding, LLC, a commercial and residential hard money lender, which began business in 1998.  Since its inception, Rapid Funding has loaned to projects including land developments for single family homes, shopping centers, office buildings and construction loans on condominium buildings.  Mr. Miller also is the co-founder and currently the Managing Member of Realty Funding Group, a mortgage and finance company which has provided financing for commercial real estate projects across the United States, which began business in 1994.  Mr. Miller is co-founder and currently the President and Chief Operating Officer of SevoMiller, Inc., a full service real estate company specializing in purchasing and developing commercial real estate, which began business in March 1990.  To date, SevoMiller, Inc. has purchased apartment units, retail space and office projects across the United States.  From 1980 to 1989, Mr. Miller co-founded and served as Vice President of Loup-Miller Development Company, a real estate company which designed and developed numerous shopping centers, apartment communities, office buildings and warehouses.  Mr. Miller is a 1978 graduate of the University of Denver with a B.S. in Accounting.  Mr. Miller’s experience as a founder and executive officer of numerous advisory and development companies brings broad financial industry and specific investment management knowledge and expertise to the Board of Directors.

William F. Owens (2009)	60
Mr. Owens is a principal in Denver-based Front Range Resources, a land and water development firm, and advises several private equity firms.  Mr. Owens served two terms as Governor of Colorado from 1999 to 2007, focusing on transportation, education, and tax issues during his governorship. Prior to serving as Governor, Mr. Owens served as Colorado State Treasurer from 1995 to 1999, where he was responsible for managing $5 billion in investment funds.  While serving as State Treasurer, Mr. Owens also served on the Board of Colorado’s pension fund, the Colorado Public Employees Retirement Association.  Mr. Owens earned a B.S. degree from Stephen F. Austin State University and a master’s degree in public affairs from the Lyndon B. Johnson School of Public Affairs at the University of Texas at Austin.  Mr. Owens currently serves on the Board of Directors of: Key Energy Services, Inc. (NYSE: KEG), a well servicing contractor, FESCO PLC (RTC: FESH), a Russian-based shipping company, the Bill Barrett Corporation (NYSE: BBG), a U.S.-based petroleum exploration and production company, and Cloud Peak Energy, Inc. (NYSE: CLD), a U.S.-based coal producer.  Mr. Owens’ public and private sector experience, including his services as the Governor of Colorado and a director of numerous public companies, allows him to provide key expertise and insight, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry.  Mr. Owens also provides valuable knowledge and expertise in financial and accounting matters to the Board of Directors and, specifically to our Audit Committee from his experience as Colorado State Treasurer.

J. Taylor Simonton (2008)	66
Mr. Simonton spent 35 years at PricewaterhouseCoopers LLP, including 23 years as an audit partner in the firm’s Accounting and Business Advisory Services practice group, before retiring in 2001.  Mr. Simonton was a partner for seven years in PricewaterhouseCoopers’ National Office Risk & Quality Group that handles the firm’s auditing and accounting standards, SEC, corporate governance, risk management and quality matters.    Mr. Simonton is currently a director, member of the Audit Committee, of which he was chair from October 2005 until June 2009, and a member of the Nominating and Governance Committee of Red Robin Gourmet Burgers, Inc. (NasdaqGS: RRGB), a casual dining restaurant chain operator serving high quality gourmet burgers, having been appointed as a director in September 2005 and as a member of the audit committee in October 2005.    In October 2008, he was elected an independent director and chair of the Audit Committee of Zynex, Inc. (OTCBB: ZYXI.OB), a company that engineers, manufactures, markets and sells medical devices for the electrotherapy and stroke and spinal cord injury rehabilitation markets.  From January 2003 to February 2007, he also served as a director and the chair of the Audit Committee of Fischer Imaging Corporation, a public company that designed, manufactured and marketed medical imaging systems.  Mr. Simonton is a Director, Chairman and Past President of the Colorado Chapter of the National Association of Corporate Directors.  Mr. Simonton received a B.S. in Accounting from the University of Tennessee in 1966 and is a Certified Public Accountant.  Mr. Simonton is qualified to serve on our Board of Directors because of his extensive accounting, SEC reporting and corporate governance experience, as well as his comprehensive experience on the board of directors of other public companies.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company. Certain of our executive officers may from time to time serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Kyle L. Rogers	34
Mr. Rogers has served as Chief Investment Officer of Keating Capital since September 2010, and previously served as Chief Operating Officer and Secretary of Keating Capital from its inception in 2008 until September 2010.  Mr. Rogers became the Chief Investment Officer of Keating Investments in April 2010.  Mr. Rogers was the Chief Operating Officer of Keating Investments from October 2001 to April 2010. In January 2006, Mr. Rogers became a non-managing member of Keating Investments.  Mr. Rogers also previously served as the Chief Compliance Officer of Keating Investments and Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from January 2004 until January 2007.  During his ten years at Keating Investments, Mr. Rogers has been involved in evaluating, negotiating and structuring investments in micro- and small-cap companies, and assisting them in obtaining public company status.  Prior to joining Keating Investments, Mr. Rogers was a financial analyst in the Private Wealth Management and Fixed Income Currency & Commodities divisions at Goldman Sachs from July 1999 to September 2001.  Mr. Rogers is a CFA Charter holder.  Mr. Rogers is a 1999 graduate of Dartmouth College with a B.A. degree in government.  Mr. Rogers is currently a registered investment adviser representative of Keating Investments.

Frederic M. Schweiger	51
Mr. Schweiger has served as Chief Operating Officer, Chief Compliance Officer and Secretary of Keating Capital since September 2010.  Since March 2010, Mr. Schweiger has been an investment professional at, and a member of the Investment Committee of, Keating Investments.  Mr. Schweiger became a member of Keating Investments in March 2010 and become the Chief Operating Officer of Keating Investments in April 2010.  Mr. Schweiger was appointed the Chief Compliance Officer of Keating Investments in September 2010.  From 1999 to March 2010, Mr. Schweiger had been the sole stockholder and President of Garisch Financial, Inc., a firm providing business and financial consulting services to private companies, including private operating companies interested in raising private or public financing as part of a going public strategy.   Mr. Schweiger was also a consultant to and registered representative of Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments from January 2004 through July 2006.  Prior to founding Garisch Financial, Inc., Mr. Schweiger spent nearly 15 years advising middle market companies in various capacities including as a corporate attorney, mergers and acquisition advisor, chief financial officer and investment banker.  Mr. Schweiger received a B.B.A. in Accounting from the University of Notre Dame, a J.D. degree from Marquette University and a Masters of Law in Taxation degree from New York University.

Information about Members of Keating Investments’ Investment Committee

Keating Investments is registered as an investment adviser under the Advisers Act, and serves as our investment adviser.  Our investment adviser’s Investment Committee must unanimously approve each new investment that we make. The Investment Committee currently consists of the following members: Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger.  Certain information concerning Messrs. Keating, Rogers and Schweiger is set forth above.

Director Independence

Our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he has no material relationship with us. We intend to monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the Nasdaq Stock Market. Rule 4200(a)(15)(G) provides that a director of a business development company shall be considered to be independent if he is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Timothy J. Keating, as a result of his position as the Company’s President and Chief Executive Officer and as the President, Managing Member and majority owner of the Company’s investment adviser, Keating Investments, and Ranjit P. Mankekar, as a result of his position as Chief Financial Officer of the Company and Chief Financial Officer and of its investment adviser, Keating Investments.

Board Leadership Structure

 Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Company's Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that our flexibility to select our Chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Keating serves as the chairman of our Board of Directors.  Mr. Keating is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is the managing member of our investment adviser. We believe that Mr. Keating’s history with the Company and extensive experience in the management of alternative investments qualifies him to serve as the Chairman of our Board of Directors. Moreover, we believe that the Company is best served through its existing leadership structure with Mr. Keating as Chairman of our Board of Directors, as Mr. Keating’s relationship with the Company's investment adviser provides an effective bridge between the Board of Directors and our investment adviser thus ensuring an open dialogue between the Board of Directors and our investment adviser and that both groups act with a common purpose. Presently, Mr. Simonton currently serves as the lead independent director of our Board of Directors.  The lead independent director, among other things, chairs executive sessions of the three directors who are independent directors, serves as a spokesman for the independent directors and serves as a liaison between the independent directors and our management.

We believe that Board leadership structures must be evaluated on a case by case basis and that our existing Board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

Board’s Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through: (a) its two standing committees, which report to the entire Board of Directors; and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under the section entitled “Committees of the Board of Directors,” the audit committee (the “Audit Committee”) and the valuation committee (the “Valuation Committee”) assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements. The Valuation Committee’s risk oversight responsibilities include reviewing preliminary portfolio company valuations from the Company’s investment adviser and making recommendations to our Board of Directors regarding the valuation of each investment in the Company’s portfolio.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by our Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that our Board's role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. Specifically, as a business development company, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which Keating Investments or any of its affiliates currently has an investment.  In addition, during 2010, we satisfied the requirements to qualify as a regulated investment company (“RIC”).  We have elected to be treated as a RIC under Subchapter M of the Code effective for our 2010 taxable year. As a RIC we must, among other things, meet certain income source and asset diversification requirements.

We believe that the Board’s role in risk oversight must be evaluated on a case by case basis and that our existing Board of Director’s role in risk oversight is appropriate. However, we continually re-examine the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet the Company's needs.

Committees of the Board of Directors

Our Board of Directors has established the Audit Committee and the Valuation Committee. During 2010, our Board of Directors held nine Board meetings, five Audit Committee meetings, and three Valuation Committee meetings.  All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

The table below provides current membership and chairmanship information for each standing Board committee as of April 20, 2011.

Name	Audit	Valuation	Compensation	Nominating

Timothy J. Keating	-	-	N/A	N/A

Ranjit P. Mankekar	-	-	N/A	N/A

Andrew S. Miller	Member	Member	N/A	N/A

William F. Owens	Member	Member	N/A	N/A

J. Taylor Simonton	Chairman	Chairman	N/A	N/A

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm; evaluating the appointment, compensation and retention of our registered public accounting firm; receiving formal written statements from our independent registered public accounting firm regarding its independence, including a delineation of all relationships between it and the Company; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements.  In addition, the Audit Committee’s responsibilities include considering the effect on the Company of any changes in accounting principles or practices proposed by management or the independent registered public accounting firm, any changes in service providers, such as the accountants, that could impact the Company's internal control over financial reporting, and any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that required special accounting activities, services or resources.  The Audit Committee is presently composed of three persons: Messrs. Simonton, Owens and Miller, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market. Our Board of Directors has determined that Mr. Simonton is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Simonton meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Simonton currently serves as Chairman of the Audit Committee.  The Audit Committee met on five occasions during 2010.

Valuation Committee

The Valuation Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111. The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Valuation Committee is responsible for aiding our Board of Directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market quotations are not readily available. The Board of Directors and the Valuation Committee may utilize the services of a third-party valuation firm to help determine the fair value of these securities. The Valuation Committee is presently composed of three persons: Messrs. Simonton, Miller and Owens.  Effective April 12, 2011, Mr. Owens replaced Mr. Mankekar as a member of the Valuation Committee. Although the Valuation Committee charter only requires that at least two members not be “interested persons,” our Board of Directors determined that the appointment of Mr. Owens, who is not an “interested person,” was in the best interests of the Company and its stockholders based on the increase in the number of portfolio company investments made and currently held by us. Mr. Simonton serves as Chairman of the Valuation Committee.  The Valuation Committee met on three occasions during 2010.

Compensation Committee

 We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Nominating Committee

We do not have a nominating committee. A majority of the independent directors of the Board of Directors recommends candidates for election as directors. Our Board of Directors has adopted a written policy with regard to the nomination process and stockholder recommendations, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

In accordance with such policy, our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past ten years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, the independent members of the Board of Directors will generally consider the following factors:

•	the appropriate size and composition of our Board of Directors;

•	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations and listing standards, if applicable.

The goal of the independent directors is to assemble a Board of Directors that brings to the Company a diversity of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the independent members of the Board of Directors may also consider such other factors as they may deem are in the best interests of the Company and its stockholders. The Board of Directors also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The independent directors of the Board of Directors identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, nor do we anticipate doing so in the future.

The independent directors of the Board of Directors have not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the independent directors of the Board of Directors consider and discuss diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The independent directors of the Board of Directors generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The independent directors of the Board of Directors believe that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the independent directors of the Board of Directors’ goal of creating a Board of Directors that best serves the needs of the Company and the interest of its shareholders.

Communication with the Board of Directors

Stockholders with questions about Keating Capital are encouraged to contact our Investor Relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Code of Ethics

 A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by us;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•	accountability for adherence to the code.

Our Board of Directors has adopted a corporate code of ethics that applies to our executive officers, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.  We intend to disclose  any amendments to, or waivers from a required provision of, our corporate code of ethics in a current report on Form 8-K.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2010.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Timothy J. Keating	–	–	–
Ranjit P. Mankekar	–	–	–

Independent Directors
J. Taylor Simonton	$47,000	–	$47,000
William F. Owens	$29,000	–	$29,000
Andrew S. Miller	$32,000	–	$32,000

(1)	For a discussion of the independent directors’ compensation, see below.

(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

We currently pay our independent directors an annual fee of $18,000, payable quarterly in advance. Our independent directors also receive a fee of $2,000 for any regular or special meeting attended in person in excess of four meetings in any year.  The meeting fees for the first four meetings of a year are included within the annual retainer fee paid to the directors. Each independent director also receives $500 for each telephonic meeting in which the director participated.  We also pay our lead independent director, as designated from time to time by our Board of Directors, an additional annual fee of $5,000, payable quarterly in advance.  J. Taylor Simonton is presently designated as our lead independent director.

Each independent member of the Audit Committee (including the Chairman) receives an annual committee fee of $8,000 for serving on the committee, payable quarterly in advance.  Each independent director also receives a fee of $500 for any regular or special meeting of the Audit Committee attended in person, for any meeting in excess of four meetings in any year. The meeting fees for the first four meetings of a year are included within the annual committee fee paid to the directors. Each independent director also receives $250 for each telephonic meeting of the Audit Committee in which the director participated.  We pay our independent director who serves as the Chairman of the Audit Committee an additional annual fee of $10,000, payable quarterly in advance.  Mr. Simonton is presently designated as Chairman of our Audit Committee.

Each independent member of the Valuation Committee (including the Chairman) receives an annual committee fee of $4,000 for serving on the committee, payable quarterly in advance.  Each independent director also receives a fee of $1,000 for any regular or special meeting of the Valuation Committee attended in person, for any meeting in excess of four meetings in any year. The meeting fees for the first four meetings of a year are included within the annual committee fee paid to the directors. Each independent director also receives $250 for each telephonic meeting of the Valuation Committee in which the director participated.

We reimburse directors for out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on our behalf.

Interested directors do not receive separate fees for their services as directors.

We may secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his actions, regardless of whether the Maryland General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Compensation of Chief Executive Officer and Other Executive Officers

None of our executive officers receive direct compensation from us.  Messrs. Keating, Rogers and Schweiger, through their ownership interest in, or management positions with, Keating Investments, our investment adviser, are entitled to a portion of any profits earned by Keating Investments, which includes any fees payable to Keating Investments under the terms of our Investment Advisory and Administrative Services Agreement, less expenses incurred by Keating Investments in performing its services under our Investment Advisory and Administrative Services Agreement. Keating Investments may also pay salaries, bonuses, and individual performance awards and/or individual performance bonuses to Messrs. Keating, Rogers and Schweiger in addition to any profits earned from their ownership interests in Keating Investments.

Mr. Mankekar serves as our Chief Financial Officer and Brett W. Green served as our Chief Compliance Officer until September 2010.  Since September 2010, Mr. Schweiger has served as our Chief Compliance Officer. The compensation of our Chief Financial Officer and our Chief Compliance Officer is paid by Keating Investments, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to us.   In accordance with our Investment Advisory and Administrative Services Agreement, our reimbursement of an allocable portion of such compensation began accruing on November 13, 2008.  For the years ended December 31, 2010 and 2009 and for the period from May 9, 2008 (Inception) to December 31, 2008, we reimbursed Keating Investments $297,910, $185,182 and $18,059, respectively, for the allocable portion of compensation expenses incurred by Keating Investments on our behalf for our Chief Financial Officer, Chief Compliance Officer and other support personnel, pursuant to the Investment Advisory and Administrative Services Agreement with Keating Investments.  Our expense allocation ratio is not fixed, and is therefore subject to fluctuation from period to period.  In particular, the allocation ratio with respect to compensation of our Chief Financial Officer and Chief Compliance Officer is dependent upon the amount of time each devotes to matters on behalf of us and Keating Investments, respectively.

Certain Relationships and Related Transactions

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the Chairman of the Board of Directors or the Chairman of the Audit Committee of the Board of Directors and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee of the Board of Directors is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Transactions with Management and Others

We have entered into the Investment Advisory and Administrative Services Agreement with Keating Investments.  Mr. Keating, our President, Chief Executive Officer and Chairman of the Board of Directors, is the Managing Member, the majority owner and an executive officer of Keating Investments. Mr. Mankekar, our Chief Financial Officer, Treasurer and a member of our Board of Directors, is also an executive officer of Keating Investments.  Mr. Rogers, our Chief Investment Officer, and Mr. Schweiger, our Chief Operating Officer, Chief Compliance Officer and Secretary, are also each an executive officer and member of Keating Investments.  We have also entered into a license agreement with Keating Investments, pursuant to which Keating Investments has granted us a non-exclusive, royalty-free license to use the name “Keating Capital.”

Pursuant to the terms of the Investment Advisory and Administrative Services Agreement, we pay Keating Investments a fee for its investment advisory services consisting of two components - a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2% of our gross assets, where gross assets include any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter. The base management fee for any partial quarter is appropriately pro-rated. In accordance with the Investment Advisory and Administrative Services Agreement, base management fees payable to Keating Investments began accruing on November 13, 2008. Total base management fees incurred for the years ended December 31, 2010 and 2009 and for the period from May 9, 2008 (Inception) to December 31, 2008, were  $218,876, $90,904 and $11,990, respectively.

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Administrative Services Agreement, as of the termination date), and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, with respect to each of the investments in our portfolio. No incentive fees were earned by or paid to Keating Investments for the years ended December 31, 2010 and 2009 or for the period from May 9, 2008 (Inception) to December 31, 2008 as the Company generated no realized capital gains during these periods.  However, as of December 31, 2010, we accrued an incentive fee payable to Keating Investments in the amount of $115,423 with respect to $577,116 of net unrealized appreciation on our portfolio company investments as of December 31, 2010.  Since the incentive fee is only payable based on realized capital gains (after reduction for realized capital losses and unrealized depreciation), this accrued incentive fee of $115,423 may differ from the actual incentive fee that may be paid to Keating Investments depending on whether we ultimately are able to dispose of our portfolio company investments and generate a net realized capital gain at least commensurate with the unrealized appreciation recorded as of December 31, 2010.

In addition, pursuant to the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments furnishes us with office facilities, equipment, and clerical, bookkeeping and record-keeping services. Keating Investments also performs, or facilitates the performance of, certain administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC and state securities administrators and commissions. Keating Investments also assists us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing our net asset value, overseeing the preparation and filing of our tax returns, printing and disseminating reports to our stockholders, providing support for our risk management efforts and generally overseeing the payment of our expenses and performance of administrative and professional services rendered to us by others.

We reimburse Keating Investments for our allocable portion of overhead and other expenses incurred by Keating Investments in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the compensation of our Chief Financial Officer, Chief Compliance Officer and other support personnel. In accordance with the Investment Advisory and Administrative Services Agreement, the allocation of administrative expenses from Keating Investments commenced on November 13, 2008. For the years ended December 31, 2010 and 2009 and for the period from May 9, 2008 (Inception) to December 31, 2008, allocated administrative expenses including the compensation of our Chief Financial Officer, Chief Compliance Officer and other support personnel, totaled $404,633, $269,384 and $28,041, respectively.

Currently, our investment adviser’s senior investment professionals, Messrs. Keating, Mankekar, Rogers and Schweiger, and the additional administrative personnel currently retained by Keating Investments, do not serve as principals of other investment funds affiliated with Keating Investments; however, they may do so in the future. If they do, persons and entities may in the future manage investment funds with investment objective similar to ours. In addition, our current executive officers and directors, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, including investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Keating Investments. In the event that Keating Investments or its affiliates provide investment advisory services to other entities, we expect that our management and our independent directors will attempt to resolve any conflicts in a fair and equitable manner taking into account factors that would include the investment objective, amount of assets under management and available for investment in new portfolio companies, portfolio composition and return expectations of us and any other entity, and other factors deemed appropriate.  However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments.

Allocation of Time

We rely, in part, on Keating Investments to manage our day-to-day activities and to implement our investment strategy. Keating Investments plans, in the future, to be involved with activities which are unrelated to us. As a result of these activities, Keating Investments, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which may become involved. Keating Investments and its employees will devote only as much of its time to our business as Keating Investments and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, Keating Investments, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, may become involved. This could result in actions that are more favorable to other affiliated entities than to us. In such event, we intend to have our independent directors review our investment adviser’s performance periodically, but not less than annually, to assure that Keating Investments is fulfilling its obligations to us under the Investment Advisory and Administration Agreement, that any conflicts are handled in a fair and equitable manner and that Keating Investments has sufficient personnel to discharge fully its responsibilities to all activities in which they are involved.

Relationship with Andrews Securities, LLC

In connection with the continuous public offering of our common stock which concludes on June 30, 2011, we engaged Andrews Securities, LLC (formerly known as Keating Securities, LLC) (“Andrews Securities”) to act as our dealer manager.  Andrews Securities may also appoint selling agents to participate in the sale of securities in our continuous public offering.

Prior to August 21, 2008, Andrews Securities, formerly known as Keating Securities, LLC, was 100% owned by our investment adviser, Keating Investments.  On August 21, 2008, a transaction was completed whereby Keating Investments sold 80% of Andrews Securities to Jeff L. Andrews and Michael J. Keating, the brother of Timothy J. Keating, our President and Chief Executive Officer.  Following completion of this transaction, Keating Investments continued to own 20% of Andrews Securities, but did not actively participate in the operations or management of Andrews Securities.  In connection with the transactions by which Keating Investments sold its 80% interest in Andrews Securities, a continuing membership application (“CMA”) was filed with FINRA on June 3, 2008.  The CMA was approved by FINRA in December of 2008.  Additionally, effective November 4, 2008, Timothy J. Keating and Kyle L. Rogers no longer provided regulatory supervision over, and ceased being registered representatives of, Andrews Securities.

On January 31, 2009, Keating Investments sold its remaining 20% interest in Andrews Securities to Jeff L. Andrews and upon completion of the sale transaction, was terminated as a member of Andrews Securities. As a result of Keating Investments’ previous ownership of Andrews Securities, Andrews Securities may have previously been deemed an affiliate of Keating Investments and, as a result of our relationship with Keating Investments and Timothy J. Keating, previously an affiliate of ours.

Investments

As a business development company, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by Keating Investments, or any of its affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with Keating Investments or one or more of its affiliates. Subject to obtaining exemptive relief from the SEC, we also may co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder.

Review, Approval or Ratification of Transactions with Related Parties

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

The Audit Committee of our Board of Directors is required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

In addition, our code of business conduct and ethics, which is applicable to all our all employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Our code of business conduct and ethics is available on our website at www.keatingcapital.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

PROPOSAL II
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the Board of Directors have selected Grant Thornton LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011. This selection is subject to ratification or rejection by the stockholders of the Company.

Grant Thornton LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.  It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he chooses and will be available to answer questions.

	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2009
Audit Fees	$113,500	$ 65,000
Audit-Related Fees	9,500	2,000
Tax Fees	7,500	6,500
All Other Fees	–	–
Total Fees:	$130,500	$72,500

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Simonton, Owens and Miller.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Grant Thornton LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC. The Audit Committee also recommended the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

Respectfully Submitted,

The Audit Committee

/s/ J. Taylor Simonton
J. Taylor Simonton

/s/ Andrew S. Miller
Andrew S. Miller

/s/ William F. Owens
William F. Owens

Unless otherwise instructed, proxies solicited by the Board of Directors will be voted “FOR” the ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2011.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2011.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2012 Annual Meeting of Stockholders will be held in May 2012, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Greenwood Village, Colorado, and the Company must receive the proposal no earlier than December 21, 2011, and no later than January 20, 2012, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if: (a) the Company receives notice of the proposal before the close of business on January 20, 2012 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) the Company does not receive notice of the proposal prior to the close of business on January 20, 2012.

Notices of intention to present proposals at the 2012 Annual Meeting of Stockholders should be addressed to Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or submit your vote by calling us toll free at 1-866-977-7699 or through the Internet website at www.eproxy.com/ktgc, as indicated on the proxy card.

By Order of the Board of Directors

/s/ Frederic M. Schweiger

Frederic M. Schweiger
Secretary

Greenwood Village, Colorado
April 20, 2011

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Keating Capital, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Keating Capital, Inc. or its investment adviser, Keating Investments, LLC.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Keating Investments. It is our policy that only authorized employees of Keating Investments who need to know your personal information will have access to it.

•
Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and 2010 Annual Report to Stockholders are available at http://www.eproxy.com/ktgc

ELECTRONIC DELIVERY OF PROXY MATERIALS

Sign up to receive the 2011 Annual Report to Stockholders and proxy materials via the Internet rather than by mail.  To sign up for this optional service, visit www.eproxy.com/ktgc.  When the materials are available, we will send you an e-mail with instructions that will enable you to receive these materials electronically.  We may be required to deliver a physical copy of the 2011 Annual Report to you if our common stock has not become listed on an exchange.

YOUR VOTE IS IMPORTANT!

You can authorize a proxy in one of two ways:

1. Vote by Internet: http://www.eproxy.com/ktgc. Follow the on-line instructions provided there.

2. Vote by Telephone: Call us toll free at 1-866-977-7699, and follow the instructions provided.

3. Vote by Mail: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

KEATING CAPITAL, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2011

The undersigned stockholder of Keating Capital, Inc. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Timothy J. Keating and Ranjit P. Mankekar, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111 on May 20, 2011, at 9:00 a.m., Mountain Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no voting instruction is specified, it will be voted “FOR” Proposals 1 and 2, and in the discretion of the proxies with respect to matters described in Proposal 3.

Please vote, sign and date this proxy on the reverse side and return it promptly by mail in the enclosed, self-addressed envelope or you may vote by calling us toll free at 1-866-977-7699 or through the Internet website at www.eproxy.com/ktgc by following the instructions on the reverse side.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS
KEATING CAPITAL, INC.
MAY 20, 2011

PROXY VOTING CARD

We encourage you to take advantage of telephone or Internet voting, which is available 24 hours a day, 7 days a week.
Telephone or Internet voting is available through 9:00 a.m., Mountain Time, the day prior to the annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET	VOTE BY TELEPHONE	VOTE BY MAIL
http://www.eproxy.com/ktgc	1-866-977-7699
● Go to the Web site address listed above.	● Call toll free at the telephone number listed above.	● Mark, sign and date your proxy card.
● Have your proxy card ready.	● Have your proxy card ready.	● Fold your proxy card.
● Follow the simple instructions that appear on your computer screen.	● Follow the simple instructions that you hear on your telephone.	● Return your proxy card in the postage-paid envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2.

1. The election of the following persons (except as marked to the contrary) as directors, each of whom will serve as director of Keating Capital, Inc. until 2012, or until his successor is duly elected and qualified.	FOR ☐	WITHHOLD AUTHORITY ☐	FOR ALL EXCEPT ☐

(01) J. Taylor Simonton (02) William F. Owens (03) Andrew S. Miller

(04) Timothy J. Keating (05) Ranjit P. Mankekar

*To withhold authority to vote for any individual nominee, mark “For All Except” and strike a line through the name above.

2. The ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for Keating Capital, Inc. for the fiscal year ending December 31, 2011.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign exactly as name appears hereon and date your proxy. Joint owner should each sign personally. Trustees or others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

SIGNATURE	DATE	SIGNATURE	DATE